Earnings Per Share	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Earnings Per Share

17. Earnings per share

Earnings per share

Basic earnings per share

Basics earnings per share was calculated for the periods ended June 30, 2018 and 2017 using the weighted average number of common shares outstanding during the period.

Diluted earnings per share

For the periods ended June 30, 2018 and 2017, the Company computed diluted earnings per share using (i) the number of shares of common stock used in the basic earnings per share calculation as indicated above (ii) if diluted, the incremental common stock that the Company would issue upon the assumed exercise of restricted stock units. For the period ended June 30, 2018, the incremental common stock that the Company would issue upon the assumed exercise of the stock option plan was not included in the diluted earnings per share even when they were in-the-money, as under the treasury stock computation method they have an antidilutive effect as the sum of the proceeds, including unrecognized compensation expense, exceeds the average stock price. For the period ended June 30, 2017, stock options were out-of-the-money as the strike price exceeded the current share price; therefore, they are not included in the computation of diluted earnings per share.

The following table presents basic and diluted earnings per share:

	For the six month ended June 30, 2018	For the six month ended June 30, 2017
Net income / (loss) attributable to Despegar.com Corp.	17,598	18,801
Earnings per share attributable to Despegar.com Corp.
Basic	0.25	0.32
Diluted	0.25	0.32
Weighted average number of shares outstanding
Basic	69,142	58,518
Dilutive effect of restricted stock units	10	91